UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 12, 2003

                Date of report (date of earliest event reported)


                              QUADRAMED CORPORATION

               (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-21031                52-1992861
(State or Other Jurisdiction of  (Commission File Number)    (IRS Employer
       Incorporation)                                      Identification No.)


              12110 Sunset Hills Road, Suite 600, Reston, VA 20190

                    (Address of Principal Executive Offices)

                                 (703) 709-2300

              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former address, if Changed Since Last Report)



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                                TABLE OF CONTENTS
                                -----------------

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

SIGNATURES

EXHIBIT INDEX

EXHIBIT 99.1

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The following information is being furnished pursuant to Item 12

     On November 10, 2003, QuadraMed Corporation issued a press release announcing earnings and other financial results for its third quarter and nine months ended September 30, 2003. A copy of this press release is furnished as
Exhibit 99.1 to this report and is incorporated by reference in response to this
Item 12.

     The information in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
________________________________________________________________________________


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 12, 2003

                                            QuadraMed Corporation

                                            /s/
                                            ________________________
                                            John C. Wright, Executive Vice
                                            President and Corporate Secretary



________________________________________________________________________________

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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
 99.1            Press Release, issued November 10, 2003, by QuadraMed Corp.